                                                                 Exhibit 10.3(a)

                             SECOND AMENDMENT TO THE
                        2002 ROYAL SONESTA LOAN AGREEMENT


     BE IT KNOWN, that on the days of December, 2004, before us, the undersigned Notaries Public duly commissioned and qualified in the Parishes/Counties and States as hereinafter set forth, personally came and appeared:


     ROYAL SONESTA, INC., a Louisiana corporation having its principal place of business in New Orleans, Louisiana, TIN #72-0803191, herein represented by its undersigned officer, duly authorized and acting pursuant to resolutions of its Board of Directors, a certified copy of which is annexed hereto ("Borrower");

     SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation having its principal place of business in Boston, Massachusetts, TIN #135648107, herein represented by its undersigned officer, duly authorized and acting pursuant to resolutions of its Board of Directors ("Guarantor"). and

     HIBERNIA NATIONAL BANK, a national banking association, organized and existing under the laws of the United States of America, and domiciled in the Parish of Orleans, State of Louisiana, with its principal office at 313 Carondelet Street, New Orleans, Louisiana 70130, TIN #72-0210640, represented herein by its duly authorized undersigned officer ("Bank");


who covenant and agree that:

     WHEREAS, Borrower, Guarantor and Bank entered into the 2002 Royal Sonesta Loan Agreement ("2002 Agreement") effective as of April 1, 2002,

     WHEREAS, Borrower, Guarantor and Bank entered into the First Amendment to the 2002 Agreement ("First Amendment") which (i) reduced the aggregate principal amount at any one time outstanding to $3,000,000, (ii) established the expiration of the commitment as February 28, 2005, (iii) provided that the Guarantor would not be required to maintain a minimum level of equity, and (iv) provided that Guarantor was no longer restricted from paying dividends.

     WHEREAS, Borrower, Guarantor and Bank desire to amend 2002 Agreement, as amended by the First Amendment, to provide that the expiration of the commitment shall be December 31, 2005.

     NOW, THEREFORE, in consideration of the mutual benefits received or to be received by each of them, Borrower, Guarantor and Bank do hereby enter into this Second Amendment of the 2002 Agreement ("Second Amendment") and covenant and agree as follows:

     1.   Section 1.1 TERMS DEFINED ABOVE is hereby amended to read as follows:

          " As used in this 2002 Agreement, the terms "Borrower", "Bank", "Guarantor", "2002 Agreement", "First Amendment" and Second Amendment shall have the meanings indicated above."

     2. The following definitions in the Section 1.2 section entitled "DEFINITIONS" are hereby amended to read as follows:

          "TERMINATION DATE" shall mean December 31, 2005.

     3. Borrower and Guarantor hereby confirm and agree that the Multiple Indebtedness Leasehold Mortgage, Security Agreement and Assignment of Leases and rents by Royal Sonesta, Inc. in favor of Hibernia National Bank, dated March 28, 2002 recorded as Instrument #653527 and in M.O.B. 3627, folio 194 in the mortgage records for the Parish of Orleans, State of Louisiana, secures not only this loan and the capital credit card loan but any and all other indebtedness and obligations of Borrower and Guarantor of every nature and kind whatsoever in favor of Bank.

     4. Borrower and Guarantor hereby reaffirm represent, warrant and covenant to Bank that the representations and warranties set forth in Section 4 remain true and in effect. In particular Borrower and Guarantor represent that the execution of the Second Amendment is properly authorized and will not violate the Borrower's or the Guarantor's Articles of Incorporation or their Bylaws, or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which Borrower or Guarantor is subject, or any indenture, mortgage, deed of trust, credit agreement, lease or other instrument to which Borrower or Guarantor or any of their property is bound, and do not conflict with or result in a breach of or constitute a default under any such instrument.

     Neither Borrower nor Guarantor is in default, in any respect which materially and adversely affects their business, properties, operations or condition, financial or otherwise, under any indenture, mortgage, deed of trust, contract, agreement or other instrument to which Borrower or Guarantor is a party or by which they are bound, nor, in any respect which materially and adversely affects their business, properties, operations or condition, financial or otherwise any order, writ, injunction, judgment, decree or any statute, rule or regulation.

     5. Borrower will promptly pay or will cause to be paid all reasonable legal costs and fees incurred by Bank in connection with the preparation of this Second Amendment.

     Except as hereinabove stated, the terms and conditions of the 2002 Agreement, as amended by First Amendment shall remain unchanged and in full force and effect and be binding upon Borrower and Bank as though set forth herein at length, and nothing herein contained shall be construed as a novation of the debt.


                 REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

     THUS DONE AND PASSED on the 31st of December, 2004, in the City of Boston, Commonwealth of Massachusetts, in the presence of the undersigned witnesses who hereunto sign their names with the Mortgagor and me, Notary, after due reading of the whole.

WITNESSES:                               BORROWER
                                         ROYAL SONESTA, INC
/S/ Michelle Conceicao                   BY: /S/
                      -----                    --------------------------
/S/ David Rakouskas                      Name:      Boy van Riel
---------------------------                   --------------------------------
                                         Title:    V.P. & Treasurer
                                               -------------------------------

                                         GUARANTOR
                                         SONESTA INTERNATIONAL HOTELS
                                         CORPORATION
                                         BY: /S/
                                                ------------------------------
                                         Name:         Boy van Riel
                                               -------------------------------
                                         Title:     V.P. & Treasurer
                                               ---------------------------------

                          ----------------------------

                                  NOTARY PUBLIC
                            BAR # Michelle Conceicao
                                  NOTARY PUBLIC
                   MY COMMISSION EXPIRES ON November 15, 2007

     THUS DONE AND PASSED on the 22nd of December, 2004, in the city of New Orleans, State of Louisiana, in the presence of the undersigned witnesses who hereunto sign their names with the Mortgagor and me, Notary, after due reading of the whole.

WITNESSES:                               BANK
                                         HIBERNIA NATIONAL BANK
/S/ Sharon F. Giron                      BY:   /S/
                   ------                    ------------------------------
/S/ Janet L. Carlallo                    Name:      Andrew B. Booth
-------------------------                     -----------------------------
                                         Title:     Vice President
                                               ----------------------------

                        /S/
                        ---------------------------------
                               KATHLEEN S. PLEMER
                                  NOTARY PUBLIC
                                   BAR # 11003
                        MY COMMISSION IS ISSUED FOR LIFE